UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22398

Spinnaker ETF Series
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)         (Zip code)

Corporation Trust Company
1209 Orange Street, Wilmington, DE  19801
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2018

For the period from August 18, 2017 (Commencement
of Operations) through June 30, 2018

Fieldstone Merlin Dynamic
Large Cap Growth ETF

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fieldstone Merlin Dynamic Large Cap Growth ETF (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fieldstone Merlin Dynamic Large Cap Growth ETF (the "Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling The Nottingham Company at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Fieldstone Merlin Dynamic Large Cap Growth ETF:

See Our Web site @ merlinetf.com
or
Call Our Administrative Services Group at 800-773-3863.

Letter to Shareholders (Unaudited)
Dear Shareholder:
Merlin Asset Management ("Merlin") is the sub-advisor to the Fieldstone Merlin Dynamic Large Cap Growth ETF (the "Fund"). The Fund is managed using Merlin's established Merlin Dynamic Growth investment process. The Fund seeks long term capital appreciation by investing in carefully curated large cap growth companies without benchmark, sector or industry restrictions. In addition, by consistently investing in fast growing and attractively valued high-quality companies, we strive to achieve annualized returns in the 15-20% range over an economic cycle.
Since its launch on August 18, 2017, the Fund had been positioned for the expected acceleration of US and global economic growth and ended the period from inception to June 30, 2018 with a strong 14.56% return, keeping up with the robust market returns posted by the US markets as measured by the Russell 1000 Growth Index (which had a return of 19.37% over the same period) and the S&P 500 Total Return Index (which had a return of 14.37% over the same period) and outperforming international developed (ex-US) equity markets (as measured by Vanguard FTSE Developed Markets ETF ("VEA") with 6.68% return) and  developing markets (as measured by Vanguard FTSE Emerging Markets ETF ("VWO") with a 6.27% return).
The Fund was launched after a period of very strong equity market returns. By August 18, 2017, the S&P 500 was already up 9.76% for the year. At the time, many investors questioned the equity market's ability to continue its strong appreciation for the rest of the year, especially with an upcoming presidential election. Historically, presidential elections are very positive for the markets, with gains right after the election and strong returns in the year following the elections (unless the elections happen during an early phase of a recession). Despite the many controversies during the election and the split between electoral college vote and the popular vote, 2017 lived up to the expectations with strong equity market gains for November and December continuing into early 2018.
As a result, the S&P 500's calendar year total return of 21.83% for 2017 was the highest return in four years, and it was the 9th consecutive positive annual return since the market decline in 2008.1  Despite these strong gains, the 2017 S&P 500 return ranked only 10th in the last 30 years,1 so it would be difficult to call this year an outlier and equity market performance was consistent with returns in a presidential election year. We believe that despite geopolitical uncertainty both domestically and globally, the US equity markets were also significantly influenced by the positive global economic trends. The most significant trends were continued synchronized global expansion and an acceleration of US companies' earnings growth.
The excitement of synchronized acceleration of the global economy combined with scant evidence of rising inflation pushed the equity markets sharply higher in January with increasingly optimistic market expectations forcing pessimists into hiding. As we have seen with the very one side expectations of the outcome of Super Bowl LII, such situations can change very quickly. Eventually the markets ran out of breath at the new dizzying heights just before the month's end and crashed, starting the usual round of panicked selling around the world. Regardless of this painful short-term volatility, January gave many investors a solid start to the year and a more positive outlook for the future. This was true especially for those who questioned the strength of the US economy throughout 2017 and kept anticipating an economic slowdown or even a recession. This time, market volatility was related more to the fear of rising inflation rather than an approaching economic slowdown.

1 Bloomberg Professional

Synchronized Global Growth Continues but confidence in growth deteriorates
After the January 5th employment report from the U.S. Bureau of Labor Statistics and Non-Manufacturing ISM Report On Business from the Institute for Supply Management, the Federal Reserve Banks of Atlanta's GDPNow model forecast for real GDP growth (seasonally adjusted annual rate) in the fourth quarter of 2017 was 2.7%, suggesting average GDP growth of 3% over the last three quarters of 2017. The New York Fed Staff Nowcast GDP model saw 4Q GDP at 3.97% and Q1 of 2018 GDP at 3.45%, suggesting the strongest Q1 GDP growth since 2006.
The actual 4Q 2017 annualized GDP growth of 2.3% missed many of the high estimates, held back by lower business inventories and bigger than expected trade deficit primarily due to higher oil prices. The Q1 2018 GDP also missed many of the expectations, showing a lackluster 2% growth, reflecting lower than expected business inventories and a sharp decline in consumer spending during the quarter, after a very strong fourth quarter of 2017 and possibly negatively affected by increased equity market volatility during the quarter. Nearly all models projected a strong GDP rebound in Q2 of 2018. The most recent Advance GDP estimate proved all the models too pessimistic, suggesting a 4.1% annualized GDP growth in the Q2 2018. Despite the seemingly good news, with personal consumption expenditures increasing at a 4% rate, the strong GDP was driven by a sharp increase in exports (9.3% annualized growth rate), with many companies rushing to export goods before many of the trade tariffs took effect. This increase in exports is not likely to persist but might periodically return with any anticipation of additional trade tariffs.
With a variety of trade tariffs in place, the Fed GDP estimates for the second half of 2018 have been declining, with the latest New York Fed Staff Nowcast GDP model declining from 3% in early June to 2% on August 24th and the Atlanta Fed GDPNow declining from a high of 5% to 4.6%.
Regardless of the frequently changing GDP estimates, the US economy is expected to grow at or close to 3% in 2018, significantly outpacing 2017's 2.2% growth. Global economic growth is expected to remain robust, close to 3% with expected gradual deceleration over the next couple of years.
After 5 years of accelerating GDP growth among six of the G7 countries, only the US economy is expected to accelerate in 2018. All other G7 countries are expected to join UK in a gradual deceleration of their economic growth. Despite the slowdown, all 35 OECD countries are still expected to show positive 2018 GDP growth – for a third year in a row.
Systematic desensitization
As we have seen throughout 2017, the 24/7 news cycle has continued to provide a steady stream of noise out of Washington. Despite the Washington DC circus' complete domination of the 2018 news cycle, so far, it has not negatively affected consumer confidence or business expectations. The loosening of the regulatory environment and lower corporate taxes created an animal spirits effect that is driving the economy for the time being.2 The combination of constant anxiety producing news and gradually improving economy creates a situation where emotional response to the news will likely diminish over time, similar to what is achieved in the systematic desensitization therapy.

At the same time, significant Washington related risks remain, especially with a steady stream of new tariffs.  Further import tariffs and an increasing trade war with China or any other current business partners remain. The recent purely political change of the Fed chair also increased risks of the Federal Open Market Committee (the "FOMC") moving to a more hawkish monetary policy. With a solid historical track record of over or under reacting to the evolving economic environment, any changes in the FOMC are a cause for concern.
So far in 2018, some of the risks are beginning to diminish. The recent preliminary agreement with Mexico lowered the probability of US withdrawal from NAFTA (regardless of a likely NAFTA name change). Any successful negotiation or renegotiation of trade agreements also lowers the risk of threatened withdrawal from the WTO.
War & Peace
The first half of 2018 was excellent from the perspective of global economic expansion, revenues and earnings growth for most companies. As we expected, the biggest risk to the equity markets were misguided policies of the US administration. All of the potential Washington related risks remained in play. As a result, the recently revived animal spirits driven by lower corporate taxes and loosening of the regulatory environment have been increasingly challenged by the unpredictability of the US administration's interactions with the rest of the world.
Evidence of any successful trade wars does not exist. In fact, trade wars were usually implicated as significant contributing factors in many recessions and in the 1930s depression. In addition to the brewing trade wars, US policies or threats of policies have negatively affected US ratings in many nations. Unfortunately, such effects undermine American influence and lower the interest of any governments willing to cooperate with Washington to advance shared goals. It is unfortunate that trade wars are brewing during this unprecedented period of relative peace around the world.
Breaking records
Notwithstanding the short-term nature of quarterly earnings, the record number of S&P 500 companies issuing positive guidance (especially in Technology sector) and unusually low number of negative guidance announcements supports the continuing momentum in economic activity. For many companies, earnings growth will result in multiple contraction with earnings growing faster than the recent modest price increases. In fact, earnings growth estimates have been rising with strong quarterly earnings reports, with analysts forecasting 2018 earnings growth above 22%, a long way from the negative earnings growth just a few short years ago. During the most recent earnings season 10 of 11 S&P500 sectors posted positive Q3 2018 earnings revisions.
________________________
2 Animal spirits describes the psychological factors that drive investors to take action when faced with high volatility in the capital markets.

It is clear that despite the trade war concerns, the economic data so far suggests robust activity in both manufacturing and in services. Continuing gains in employment and compensation are likely to support robust consumer spending and consumer confidence. Of course, high and increasing expectations are also likely to result in disappointments (and related short-term volatility) with many analysts and investors displaying an amazing ability to become overly optimistic in a very short period of time.
Perversely, the still realistic threats of a trade war might have a moderating effect on the economic activity, limiting recent fears of accelerating inflation and accelerated increases in interest rates by the FOMC. According to the IMF, a 10% increase in US tariffs would result in a 1% decrease in Real GDP. It remains to be seen whether the trade tariffs will remain and continue to expand and whether threats of a trade war become real, but it is something that will be on all the investors' minds going forward.
Goldilocks DC?
Many observers are questioning why markets do not exhibit any clear reactions to the constant stream of news about indictments, guilty pleas and immunity deals of several people closely connected to the White House. Desensitization to the political news might be an important factor, but the most likely reason is that investors are not that unhappy with what is going on in US politics.
In general, my preferred situation in Washington is a stalemate. As an investor, I don't like anybody to have either supermajority or control of House, Senate and the White House. Despite all the political hysteria and noise, two very important things happened since the presidential election: Lower corporate taxes with ability to bring offshore earnings into the US and the broad deregulation effort. One might have very legitimate problems with some of the deregulatory efforts, but this deregulatory environment had a huge positive effect on the animal spirits for US businesses.
The most likely outcome of the midterm elections is that Democrats will regain control of the House of Representatives without regaining the Senate. Even if the Democrats regain majority in the Senate, the margins in both chambers will be slim and would result in a typical Washington gridlock at least for the rest of the presidential term.
If, in the most likely scenario, we will have a Democratic House and a Republican Senate, together with a politically damaged president, nothing will get done in Washington. Such a DC stalemate combined with fading Trade Wars, no change in corporate taxes, and deregulatory air in Washington would be something of a 'Washington Goldilocks' situation.
Rational exuberance
With strong revenues and earnings growth for companies included in the Fund's portfolio, we remain focused on selecting the best high-quality companies that can benefit from their business positioning and anticipated global economic activity during the next 3-5 years. In addition to strong earnings growth, these companies have strong business fundamentals and are attractively valued relative to their expected earnings growth rates. The continuing synchronized global expansion and an acceleration of US companies' earnings growth will likely help equity markets to keep reaching new highs.

Thank you for your investment in the Fieldstone Merlin Dynamic Large Cap Growth ETF. We value your trust and will continue to work diligently to meet and exceed your expectations.
Sincerely,
Michael Obuchowski, Ph.D.
Founder & Chief Investment Officer, Merlin Asset Management
Portfolio Manager, Fieldstone Merlin Dynamic Large Cap Growth ETF

(RCFUU0818001)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Performance Update
(Unaudited)

For the period from August 18, 2017 (Commencement of Operations) through June 30, 2018

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 on August 18, 2017 (Commencement of Operations). All dividends and distributions, if any, are reinvested. This graph depicts the performance of the Fieldstone Merlin Dynamic Large Cap Growth ETF versus the Russell 1000 ® Growth Index. It is important to note that the ETF is a professionally managed exchange-traded fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
			Gross	Net
As of	Since	Inception	Expense	Expense
June 30, 2018	Inception*	Date	Ratio**	Ratio**
Fieldstone Merlin Dynamic Large Cap Growth ETF	14.56%	08/18/17	1.43%	0.80%
Russell 1000 ® Growth Index	19.37%	N/A	N/A	N/A

*Not annualized.
**The gross and net expense ratios shown are from the ETF's most recent Prospectus dated August 18, 2017.
Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that an investor would pay on ETF distributions or the redemption of ETF shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions, if any.

Fieldstone Merlin Dynamic Large Cap Growth ETF

Schedule of Investments

As of June 30, 2018
		Shares	Value (Note 1)

COMMON STOCKS - 95.45%

Consumer Discretionary - 7.29%
*	Amazon.com, Inc.	170	$288,966
*	Norwegian Cruise Line Holdings	4,976	235,116
			524,082
Financials - 18.87%
	Comerica, Inc.	2,995	272,305
*	E*Trade Financial Corp.	4,576	279,868
	Lazard Ltd. - Class A	5,431	265,630
	Morgan Stanley	5,700	270,180
	TD Ameritrade Holding Corp.	4,904	268,592
			1,356,575
Health Care - 11.64%
*	Alexion Pharmaceuticals, Inc.	2,299	285,421
*	Celgene Corp.	3,240	257,321
*	Vertex Pharmaceuticals, Inc.	1,731	294,201
			836,943
Industrials - 11.33%
	Caterpillar, Inc.	1,900	257,773
	Huntington-Ingalls Industries	1,233	267,302
	The Boeing Co.	862	289,210
			814,285
Information Technology - 38.83%
*	Alphabet, Inc. - Class C	255	284,491
	Apple, Inc.	1,558	288,401
µ	ASML Holdings NV	1,484	293,787
*	Autodesk, Inc.	2,197	288,005
	Broadcom, Inc.	1,079	261,809
*	Facebook, Inc. - Class A	1,478	287,205
*	Micron Technology, Inc.	5,316	278,771
*	On Semiconductor Corp.	12,328	274,113
	Skyworks Solutions, Inc.	2,562	247,617
µ	Tencent Holdings Ltd.	5,713	287,078
			2,791,277
Materials - 7.49%
	Applied Materials, Inc.	5,454	251,920
	Lowe's Cos., Inc.	2,996	286,328
			538,248

	Total Common Stocks (Cost $6,602,090)		6,861,410

			(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Schedule of Investments - Continued

As of June 30, 2018
				Value (Note 1)

Investments, at Value (Cost $6,602,090) - 95.45%				$6,861,410

Other Assets Less Liabilities - 4.55%				327,389

	Net Assets - 100%			$7,188,799

µ	American Depositary Receipt
*	Non-income producing investment
The following acronym or abbreviation is used in this schedule:
	NV - Netherlands security

	Summary of Investments
		% of Net
	by Sector	Assets	Value
	Consumer Discretionary	7.29%	$524,082
	Financials	18.87%	1,356,575
	Health Care	11.64%	836,943
	Industrials	11.33%	814,285
	Information Technology	38.83%	2,791,277
	Materials	7.49%	538,248
	Other Assets Less Liabililties	4.55%	327,389
	Total Net Assets	100.00%	$7,188,799

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Statement of Assets and Liabilities

As of June 30, 2018

Assets:
Investments, at value (cost $6,602,090)	$6,861,410
Receivables:
Investments sold	364,337
Dividends	1,018
Due from sub-advisor	48,890

Total assets	7,275,655

Liabilities:
Due to custodian	33,026
Payable to Administrator for Fund expenses	21,954
Accrued expenses:
Operating expenses	31,876

Total liabilities	86,856

Total Net Assets	$7,188,799

Net Assets Consist of:
Paid in Capital	$6,462,963
Accumulated net realized gain on investments	466,516
Net unrealized appreciation on investment transactions	259,320

Total Net Assets	$7,188,799
Shares Outstanding, no par value (unlimited authorized shares)	251,000
Net Asset Value, Offering Price, and Redemption Price Per Share	$28.64

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Statement of Operations

For the fiscal period ended June 30, 2018*

Investment Income:
Dividends (net of foreign withholding tax of $295)	$37,496

Total Investment Income	37,496

Expenses:
Administration fees (note 2)	39,073
Advisory fees (note 2)	27,442
Fund accounting fees	22,500
Compliance fees	18,000
Legal fees	15,000
Custody fees	10,000
Audit fees	14,000
Trustee fees	10,000
Distribution fees	5,000
Pricing fees	5,000
Transfer agent fees	3,000
Other operating expenses	746

Total Expenses	169,761

Fees waived by sub-advisor (note 2)	(21,954)
Expenses reimbursed by sub-advisor (note 2)	(104,139)

Net Expenses	43,668

Net Investment Loss	(6,172)

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	472,688
Net change in unrealized appreciation on investments	259,320

Net Realized and Unrealized Gain on Investments	732,008

Net Increase in Net Assets Resulting from Operations	$725,836

* The Fund commenced operations on August 18, 2017.

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Statement of Changes in Net Assets

For the fiscal period from August 18, 2017 (Commencement of Operations) through June 30, 2018

Operations:
Net investment loss	$(6,172)
Net realized gain from investment transactions	472,688
Net change in unrealized appreciation on investments	259,320

Net Increase in Net Assets Resulting from Operations	725,836

Beneficial Interest Transactions:
Shares sold	6,452,994
Shares repurchased	(90,031)

Increase from Beneficial Interest Transactions	6,362,963

Net Increase in Net Assets	7,088,799

Net Assets:
Beginning of period	100,000
End of period	$7,188,799

Accumulated Net Investment Loss	$-

Share Information:
Shares Sold	250,000
Shares Repurchased	(3,000)
Net Increase in Shares of Beneficial Interest	247,000

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Financial Highlights

For a share outstanding during the period from August 18, 2017
(Commencement of Operations) through June 30, 2018

Net Asset Value, Beginning of Period	$25.00

Income (Loss) from Investment Operations
Net investment loss	(0.03)
Net realized and unrealized gain on investments	3.67

Total from Investment Operations	3.64

Net Asset Value, End of Period	$28.64

Total Return	14.56%	(b)

Net Assets, End of Period (in thousands)	$7,189

Ratios of:
Gross Expenses to Average Net Assets (c)	3.09%	(a)
Net Expenses to Average Net Assets (c)	0.80%	(a)
Net Investment Loss to Average Net Assets	(0.11)%	(a)

Portfolio turnover rate	51.06%	(b)

(a) Annualized.
(b) Not annualized.
(c)	The expense ratios listed reflect total expenses prior to any waivers (gross expense ratio) and after any waivers (net expense ratio).

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements

As of June 30, 2018

1.   Organization and Significant Accounting Policies

The Fieldstone Merlin Dynamic Large Cap Growth ETF, an exchange-traded fund (the "Fund"), is a diversified series of the Spinnaker ETF Series (the "Trust"). The Trust was established as a Delaware statutory trust under and Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund commenced operations on August 18, 2017. The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing principally in large cap growth securities of any kind, and, under normal circumstances the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities.
The Trust will issue and redeem shares at Net Asset Value ("NAV") only in a large specified number of shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the "Distributor").  Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol FMDG, and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services – Investment Companies," and Financial Accounting Standards Update ("ASU") 2013-08.

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the "Board" or the "Trustees").  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

With respect to any portion of a Fund's assets that may be invested in mutual funds, the value of the fund's shares is based on the NAV of the shares of the mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a fund invests a portion of its assets in non-registered investment vehicles, the fund's shares in the non-registered vehicles are fair valued at NAV.

With respect to a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Equity securities, debt securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities and debt securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements

As of June 30, 2018

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: unadjusted quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of June 30, 2018 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$6,861,410	$6,861,410	$-	$-
Total Assets	$6,861,410	$6,861,410	$-	$-

        *Refer to the Schedule of Investments for a breakdown by Sector.
(a)
The Fund had no transfers into or out of Level 1, 2, or 3 during the fiscal period ended June 30, 2018.  The Fund did not hold any Level 3 securities during the period.  The Fund recognizes transfers at the end of each reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income and expense are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, monthly.  The Fund generally declares and distributes capital gains, if any, annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements

As of June 30, 2018

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to OBP Capital, LLC (the "Advisor") calculated at the annual rate of 0.50% of the Fund's average daily net assets.

For the initial period from August 18, 2017 (Commencement of Operations) through June 30, 2018, the Fund incurred $27,442 in advisory fees.

The Advisor has engaged Merlin Asset Management as the sub-advisor (the "Sub-Advisor") to provide day to day portfolio management of the Fund.   The Sub-Advisor was paid by the Advisor out of the fees disclosed above.

The Fund and the Sub-Advisor have entered into a contractual agreement (the "Expense Limitation Agreement"), under which the Sub-Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of those expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 0.80% of the average daily net assets of the Fund for the current fiscal period.  The current term of the Expense Limitation Agreement is through August 31, 2018.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Administrator
The Fund pays a monthly fee to the Fund's administrator, The Nottingham Company (the "Administrator"), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below, which is subject to a minimum of $3,750 per month.

A breakdown of these fees is provided in the following table:

Net Assets	Annual Fee
On the first $100 million	0.100%
$100 million to $200 million	0.080%
On all assets over $200 million	0.060%

The Fund incurred $39,073 in administration fees for the initial period from August 18, 2017 (Commencement of Operations) through June 30, 2018. The Administrator is responsible for collecting expense amounts from the Fund, as well as expense reimbursement payments from the Sub-Advisor, and remitting these amounts to the companies that furnish services to the Fund.  As of June 30, 2018, the Administrator had remitted $21,954 for Fund expenses to the companies that furnish services to the Fund in excess of amounts collected from the Fund and Sub-Advisor.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements

As of June 30, 2018

Compliance Services
For the fiscal period ended June 30, 2018, Cipperman Compliance Services, LLC provided services as the Trust's Chief Compliance Officer (the "CCO").  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
The Bank of New York Mellon ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.

3.   Trustees and Officers

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" of the Trust or the Advisor within the meaning of the 1940 Act (the "Independent Trustees") receive $5,000 per year payable quarterly and $2,000 per series of the Trust.  The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Advisor or the Administrator.

4.   Purchases and Sales of Investment Securities

For the fiscal period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and securities sold short) were as follows:

Purchases of Securities	Proceeds from Sales of Securities (excluding Maturities)
$3,314,145	$3,180,614

There were no long-term purchases or sales of U.S Government Obligations during the fiscal period ended June 30, 2018.

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax returns and, for the fiscal period ended June 30, 2018 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal period from August 18, 2017 (Commencement of Operations) through June 30, 2018, the Fund did not incur any interest or penalties.

For the fiscal period ended June 30, 2018, the Fund paid no income distributions and no capital gain distributions.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements

As of June 30, 2018

For the fiscal period ended June 30, 2018, the following reclassifications were made:

Accumulated Net Investment Loss	$ 6,172
Accumulated Net Realized Gain on Investments	(6,172)

At June 30, 2018, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$6,602,090

Gross Unrealized Appreciation	627,330
Gross Unrealized Depreciation	(368,010)
Net Unrealized Appreciation	259,320

Undistributed Ordinary Income	466,516

Accumulated Earnings	$ 725,836

6.   New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

7.   Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no matters requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Spinnaker ETF Series
and the Shareholders of Fieldstone Merlin Dynamic Large Cap Growth ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fieldstone Merlin Dynamic Large Cap Growth ETF, a series of shares of beneficial interest in Spinnaker ETF Series (the "Fund"), including the schedule of investments, as of June 30, 2018, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 18, 2017 (commencement of operations) to June 30, 2018, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, and the results of its operations, the change in its net assets, and its financial highlights for the period August 18, 2017 to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Spinnaker ETF Series since 2017.

Philadelphia, Pennsylvania
September 10, 2018

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

As of June 30, 2018

1.   Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.   Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.   Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal period ended June 30, 2018.

During the fiscal period, the Fund paid no income distributions and no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.   Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the initial period from January 1, 2018 through June 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

As of June 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,031.00	$4.03
	$1,000.00	$1,020.83	$4.01
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 0.80%, for the fiscal period, multiplied by 181/365 (to reflect the initial period).

5.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $5,625 during the fiscal period ended June 30, 2018 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Thomas R. Galloway Date of Birth: 10/1963	Independent Trustee, Chairman	Since 12/16	Independent Investor since 2012: Previously, Bank Loan Analyst at WAMCO from 2000 to 2012.	3	Independent Trustee of the Leeward Investment Trust for its one series; Prophecy Alpha Fund I, a closed-end interval fund (all registered investment companies).
Jesse S. Eberdt, III Date of Birth: 10/1959	Independent Trustee	Since 12/16	Managing Director at Tempus Durham, LLC (advisory firm) since 2010.	3	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 12/16	EVP of The Nottingham Company since 2008.	n/a	n/a

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

As of June 30, 2018

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ashley E. Harris Date of Birth: 03/1984	Treasurer and Principal Financial Officer	Since 12/16	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 12/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF
is a series of
Spinnaker ETF Series

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Bank of New York Mellon	Merlin Asset Management
225 Liberty Street	One Boston Place, Suite 2600
New York, New York 10286	Boston, Massachusetts 02108

Telephone:	Telephone:

800-773-3863	888-531-3885

World Wide Web @:	World Wide Web @:

bnymellon.com	www.merlinetf.com

Item 2.       CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no substantive amendments during the period covered by this report.
(c)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(d)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.       AUDIT COMMITTEE FINANCIAL EXPERT.
At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the fiscal year ended June June 30, 2018 are reflected in the table below. These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLC ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2018
Fieldstone Merlin Dynamic Large-Cap Growth ETF	$11,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal year ended June 30, 2018 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the fiscal year ended June 30, 2018 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2018
Fieldstone Merlin Dynamic Large-Cap Growth ETF	$3,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last fiscal year.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last fiscal year at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal year ended June 30, 2018 were $3,000.  There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)
The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designed audit committee established in accordance with Section 3(s)(58(A) of the Exchange Act of 1934. The registrant's audit committee members are Thomas R. Galloway and Jesse S. Eberdt, III.

(b)	Not Applicable.

Item 6.    SCHEDULE OF INVESTMENTS.
   A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
   Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
            Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
   Not applicable.

Item 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
            None.

Item 11.    CONTROLS AND PROCEDURES.
(a)
The Principal Executive Officer/Principal Financial Officer has concluded that the registrant's disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spinnaker ETF Series

/s/ Katherine M. Honey
Date: September 10, 2018	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: September 10, 2018	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
Date: September 10, 2018	Ashley E. Harris Treasurer and Principal Financial Officer